UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  September 8, 2005
                                                        ------------------------

                      THE BUREAU OF NATIONAL AFFAIRS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      2-28286                  53-0040540
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   1231 25TH ST., N.W., WASHINGTON D.C. 20037
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (202) 452-4200
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAW;
                CHANGE IN FISCAL YEAR.

On September 8, 2005, the Company's Board of Directors voted to change the Corporation's by-laws in the following ways:

I.   Meeting place and time revisions:

             Amended Section III, paragraph 1 to delete "in the City of Washington, District of Columbia," so that the sentence reads, "Meetings of stockholders shall be held at the main office of the Corporation or at such other place as may be fixed by resolution of the Board of Directors."

             Amend Section V, paragraph 4(b) to delete "at 9:00 a.m." and "in Washington, District of Columbia," so that the sentence reads, "Regular meetings of the Board of Directors shall be held on the Thursday after the first Saturday of February, March, June, September, and December at the main office of the Corporation and/or at such other times and places as may be fixed by resolution of the Board or by written waiver of all its members."

II.   Revision to provide option of electronic notice

             Amend Section III, Meetings of Stockholders, by adding the following paragraph:

9. Notice and Balloting by Electronic Means. For purposes of this section, any reference to "written notice," "written ballot," or "mailing" shall be interpreted to permit the delivery of notice by electronic means, or to permit balloting by electronic means, if the Board of Directors so determines.

III.   Revision governing election and/or appointment of outside directors

             Amend Section V to do away with the transition provisions that moved us from three to five outside directors, and to specify that directors elected or appointed under this provision are termed "independent directors." Paragraph 1 of Section V is recast to read as follows:

1.    Eligibility

(a) Five persons who are neither stockholders of the Corporation nor active or retired officers or employees of the Corporation or one of its subsidiary corporations shall be elected or appointed as directors. Directors elected pursuant to this subparagraph subsequent to April 2003 shall be automatically renominated for a maximum of five (5) one-year terms, and may be renominated by the Nominating Committee for an additional five (5) one-year terms, thereby serving no more than a maximum of ten (10) years. Directors elected or appointed to the Board pursuant to this paragraph shall be referred to hereinafter in these By-Laws as "independent directors."

(b) Other than the five persons elected or appointed as directors pursuant to subparagraph (a above, no person shall be elected or appointed as a director unless he or she is a record or beneficial owner of Class A or Class B stock and, in addition, is an active or retired officer or employee of the Corporation or of one of its subsidiary corporations. Any director elected or appointed pursuant to this paragraph who ceases to fulfill these requirements shall be disqualified to exercise any of the powers or duties of director and shall be deemed to have resigned from such position.

Other references in the By-Laws that are being changed in order to be consistent include the fourth sentence of Section III, paragraph 8, regarding nomination of directors, which now reads, "Five nominees shall be neither stockholders of the Corporation nor active or retired officers or employees of the Corporation or of one of its subsidiary corporations," and the second sentence in Section V, paragraph 3, changed to read: "The Board of Directors so elected shall be composed of (i) the nominees eligible only under sub-paragraph (a) of Paragraph 1 hereof who shall have received the highest number of votes among the nominees eligible only under that provision, and
(ii) the nominees eligible only under subparagraph (b) of Paragraph 1 hereof who shall have received the highest number of votes among the nominees eligible only under that provision."


IV.   Revision concerning Board committees.

      Section VI is rewritten to read as follows:


                 SECTION VI - EXECUTIVE AND OTHER COMMITTEES


1. Standing Committees: The following standing committees shall be elected annually by a majority of the Board of Directors at the board meeting immediately following the annual meeting of stockholders: Executive Committee, Audit Committee, Budget Committee, Corporate Governance
      Committee, and Executive Compensation Committee. Immediately following election of the committee, the Board shall appoint one of the committee's members to serve as chair. The committees shall meet at such time and place as each may determine. The participation of a majority of committee members shall be deemed a quorum for the transaction of the committee's business. Each committee shall keep regular minutes of its proceedings, shall report the same to the Board, and shall fix its rules of procedure

2. Other Committees: The Board may also by resolution create additional committees as needed, and these committees shall have such powers as may be specifically delegated to them by resolution of the Board.

3. Vacancies: Vacancies on any Board committee, whether standing or otherwise, may be filled by the Board at its discretion.

4. Powers: The powers of the standing committees of the Board are as follows. The Board may further define the responsibilities of these standing committees by adopting or amending a charter for one or more of the standing committees.

      (a) The Executive Committee shall consist of no fewer than three members of the Board. It shall have such powers and duties as may be directed or authorized by the Board from time to time, including the authority to exercise all powers of the Board when the Board is not in session. During the intervals between meetings of the Board, the Executive Committee shall advise with and aid the officers of the Corporation in all matters concerning its interest and the management of its business. The Executive Committee shall not have the power to make, alter, amend, or repeal the By-Laws, nor to fill any vacancies on the Board or the Executive Committee.

      (b) The Audit Committee shall consist of no fewer than three members of the Board. All members of the Audit Committee shall be independent directors of BNA, and all shall have a working familiarity with basic finance and accounting practices, or shall attain such working familiarity within a reasonable period of time after appointment to the Audit Committee.

      (c) The Budget  Committee  shall consist of no fewer than three members of the Board. So far as possible, the members of the Budget Committee shall be members of the Board who do not have specific, direct responsibility over departmental cost centers of the Corporation's budget. The Budget Committee shall review the Corporation's proposed annual budget, and shall present recommendations to the Board concerning the budget's approval. The Budget Committee shall monitor financial performance, and projections of financial performance, relative to the approved budget, and shall report to the Board thereon. The Budget Committee shall review proposals for expenditures or commitments and may approve such proposals in accordance with authorization levels specified by resolution of the Board.

      (d) The Corporate Governance Committee shall consist of no fewer than three members of the Board. At least three members of the Corporate Governance Committee shall be independent directors of BNA, and at no time shall employee directors comprise a majority of the committee. The Corporate Governance Committee shall be advisory to the Board, and be empowered to bring forward recommendations for Board action on such matters as may be assigned to it by the Board. The Corporate Governance Committee is empowered generally to bring recommendations to the Board concerning standards of corporate best practice, revision or amendment of the By-Laws, matters concerning Board membership, Board meeting agenda items, long-range planning, and other matters not appropriate for review by other standing Board committees.

      (e) The Executive Compensation Committee shall consist of no fewer than three members of the Board. All the members of the Executive Compensation Committee shall be independent directors of BNA. The Executive Compensation Committee shall make recommendations to the Board concerning the compensation of the Corporation's Chairman and of its Chief Executive Officer. The Executive Compensation Committee shall review and approve the recommendations of the Chief Executive Officer concerning the compensation of the Corporation's officers, and shall also review and oversee the Corporation's compensation programs generally for officers and other key executives.

V.    Revision regarding officers chosen by the board:

             Amend Section VIII in the following manner: Paragraph 1 (b), second sentence: add to the list of officers who may be chosen by the board the following: Chief Financial Officer, Chief Operating Officer, Corporate Controller. In Paragraph 8, last sentence, delete the reference to the Chief Financial Officer being "the primary liaison between the Corporation and its independent auditors," so that the sentence would read: "He or she shall render to the Chief Executive Officer and the directors, whenever they may require it, an account of the financial condition of the Corporation."


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

C. Exhibits

Exhibit No.     Description

     3.2 BY-LAWS OF THE BUREAU OF NATIONAL AFFAIRS, INC., As Adopted by the Board of Directors September 6, 2001, As amended September 8, 2005


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    The Bureau of National Affairs, Inc.
                                    ------------------------------------
                                   (Registrant)





                                    /s/ Paul N. Wojcik
                                    -------------------------------------
                                    Paul N. Wojcik
                                    President, Chief Executive Officer,
                                    and Director





Date: September 8, 2005